================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 REPUBLIC FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

Dear Shareholder:

     The enclosed proxy materials relate to a joint Special Meeting of the Shareholders (the "Meeting") of the Republic Funds and the Republic Advisor Funds Trust (collectively, the "Companies"), to be held on March 12, 1998 at 10:00 a.m., Eastern time, at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

     The purpose of the Meeting is to allow you to consider the following proposals with respect to the Companies or with respect to one or more of their respective series or portfolios (each a "Fund" and collectively the "Funds") and, for those Funds ("Feeder Funds") that seek to achieve their investment objectives by investing in a series of Republic Portfolios (each a "Portfolio" and collectively the "Portfolios"), with respect to the corresponding
Portfolios: (i) to approve certain changes to the fundamental investment restrictions of the Funds and the Portfolios; (ii) to approve new investment advisory contracts with Republic National Bank of New York ("Republic") and related new sub-advisory contracts, authorizing Republic to retain and discharge sub-advisers without the necessity of obtaining shareholder approval, subject to receipt of an exemptive order from the Securities and Exchange Commission (the "SEC"); (iii) in the event the requested exemptive relief is not obtained or the new advisory contracts and sub-advisory contracts are not approved by shareholders, to ratify continuation of the existing investment advisory and sub-advisory contracts; and (iv) to ratify the selection of independent auditors for the current fiscal year. The Board of Trustees of your Fund unanimously recommends that you approve these proposals.

     The Boards of Trustees of each Company and of Republic Portfolios have approved revisions to the respective fundamental restrictions of each Fund and each Portfolio in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. The Boards anticipate that these changes will allow greater investment flexibility to respond to future investment opportunities, without a material change in the level of investment risk associated with an investment in any of the Funds.

     The Boards believe that allowing Republic to hire and terminate sub-advisers without obtaining shareholder approval will increase managerial flexibility with respect to the Funds, and avoid the costs of obtaining shareholder approval each time a new sub-adviser is retained or discharged. The Boards also believe that this enhanced "manager of managers" structure will enable the Funds to operate in a less costly and more efficient manner. In the event, however, that either the SEC does not grant the exemptive relief necessary to implement this structure or you do not approve it, the Boards ask that you ratify the continuation of the existing advisory and sub-advisory contracts.

     Finally, the Boards ask that you ratify the selection of independent auditors for the current fiscal year.

     I am very pleased to present these proposals for your approval. After reviewing these matters, the Boards approved them unanimously, and now ask that you vote FOR each proposal. For more information about the proposals which require your vote, please refer to the accompanying proxy materials. Please take the time to review the enclosed proxy materials and vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. PLEASE MAKE THE EFFORT TO COMPLETE, SIGN, DATE AND MAIL EACH ENCLOSED PROXY CARD PROMPTLY, IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND PROXY SOLICITATIONS.

     An outside firm that specializes in proxy solicitation may be retained to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications to ask for your vote. We hope that their telephone call does not inconvenience you.

     Thank you in advance for your prompt attention to this matter and for your continued investment in the Funds.

                                          Sincerely,

                                          GEORGE O. MARTINEZ
                                          President and Secretary

February 2, 1998

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 12, 1998

     NOTICE IS HEREBY GIVEN that a joint Special Meeting of the shareholders (the "Meeting") of the above-listed investment companies (the "Companies") will be held at 10:00 a.m., Eastern time, on March 12, 1998 at 3435 Stelzer Road, Columbus, Ohio 43219-3035 for the purpose of considering the following proposals with respect to one or more of the respective series or portfolios (each a "Fund" and collectively the "Funds") of the Companies and, for those Funds ("Feeder Funds") that seek to achieve their investment objectives by investing in a series of Republic Portfolios (each a "Portfolio" and collectively the "Portfolios"), with respect to the corresponding Portfolios:

          1. To approve certain changes to the fundamental investment restrictions of the Funds and the Portfolios;

          2. To approve new investment advisory contracts with Republic National Bank of New York ("Republic") and related new sub-advisory contracts, authorizing Republic to retain and discharge sub-advisers without the necessity of obtaining shareholder approval, subject to receipt of an exemptive order from the Securities and Exchange Commission (the "SEC");

          3. In the event the requested exemptive relief is not obtained or the new advisory contracts and sub-advisory contracts are not approved by shareholders, to ratify continuation of the existing investment advisory and sub-advisory contracts;

          4. To ratify the selection of independent auditors for the current fiscal year; and

          5. To transact such other business as may properly come before the Meeting and any adjournment thereof.

     This is a combined Notice and Proxy Statement for the Funds. The shareholders of each Fund will vote only on those matters being considered by their Fund and, in the case of a Feeder Fund, the corresponding Portfolio. If you own shares of more than one of the Funds, you have received a separate proxy for each Fund. Please complete, sign and return all proxies.

     Shareholders of record as of the close of business on January 14, 1998 are the only persons entitled to notice of, and to vote at, the Meeting or any adjournment thereof. You are cordially invited to attend the Meeting. All shareholders are requested to complete, sign and return each enclosed proxy card promptly. THE BOARD OF TRUSTEES OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" EACH OF THE PROPOSALS.

     PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND MAIL EACH PROXY IN THE ENVELOPE PROVIDED.

                                          By Order of the Boards of Trustees

                                          GEORGE O. MARTINEZ,
                                          President and Secretary

Columbus, Ohio
February 2, 1998

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                            ------------------------

                                PROXY STATEMENT

       JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 1998
                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of the above-listed investment companies (the "Companies"), for use at a joint Special Meeting of Shareholders (the "Meeting") of the Companies to be held at 10:00 a.m., Eastern time, on March 12, 1998 at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The date of the first mailing of this proxy statement was on or about February 4, 1998.

     Each Company is composed of one or more separate series or portfolios each of which is referred to herein as a "Fund." Each Company is a registered, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. Certain of the Funds ("Feeder Funds") seek to achieve their investment objective by investing in a series of Republic Portfolios (each a "Portfolio" and collectively the "Portfolios"), which also is a registered, management investment company under the 1940 Act. Under the rules applicable to Master-Feeder Fund relationships, whenever a Feeder Fund is requested to vote on a matter pertaining to a Portfolio, the Feeder Fund shall hold a meeting of its Shareholders to consider the matter. Accordingly, the Shareholders of each Feeder Fund are also being asked to vote on the proposals insofar as they relate to the Portfolio in which the Feeder Fund invests.

     The table below sets forth the proposals on which shareholders of each Fund will vote. For those Funds that are Feeder Funds the corresponding Portfolio is indicated parenthetically and the table identifies which proposals relate to the Portfolio.

        REPUBLIC FUNDS                                                 PROPOSALS
        ------------------------------------------------------  -----------------------
        U.S. Government Money Market Fund                       1, 2, 3 and 4
        New York Tax-Free Money Market Fund                     1, 2, 3 and 4
        New York Tax-Free Bond Fund                             1, 2, 3 and 4
        Equity Fund                                             1, 2, 3 and 4
        Bond Fund (Fixed Income Portfolio)                      1 (Fund and Portfolio)
                                                                2 (Portfolio Only)
                                                                3 (Portfolio Only)
                                                                4 (Fund Only)
        Overseas Equity Fund (International Equity Portfolio)   1 (Fund and Portfolio)
                                                                2 (Portfolio Only)
                                                                3 (Portfolio Only)
                                                                4 (Fund Only)
        Opportunity Fund (Small Cap Equity Portfolio)           1 (Fund and Portfolio)
                                                                2 (Portfolio Only)
                                                                3 (Portfolio Only)
                                                                4 (Fund Only)

        REPUBLIC ADVISOR FUNDS TRUST                                   PROPOSALS
        ------------------------------------------------------  -----------------------
        Fixed Income Fund (Fixed Income Portfolio)              1 (Fund and Portfolio)
                                                                2 (Portfolio Only)
                                                                3 (Portfolio Only)
                                                                4 (Fund Only)
        International Equity Fund (International Equity
          Portfolio)                                            1 (Fund and Portfolio)
                                                                2 (Portfolio Only)
                                                                3 (Portfolio Only)
                                                                4 (Fund Only)
        Small Cap Equity Fund (Small Cap Equity Portfolio)      1 (Fund and Portfolio)
                                                                2 (Portfolio Only)
                                                                3 (Portfolio Only)
                                                                4 (Fund Only)

     Copies of each Fund's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. Copies of the reports are available without charge upon request to the Companies by calling
(888) 525-5757 or by writing to the above address.

     Shareholders of record at the close of business on January 14, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Approval of each of Proposals 1-3 requires a vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy at the Meeting; or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less ("Majority Shareholder Vote"). Approval of Proposal 4 requires a vote of a majority of the votes of each Company represented at the meeting; provided at least a quorum is represented in person or by proxy.

     With respect to the proposals affecting the Portfolios on which the shareholders of the Feeder Funds are being asked to vote, the Feeder Fund will cast all of its votes at the meeting of investors in the Portfolio in the same proportion as the votes of the Feeder Fund's Shareholders even if all Feeder Fund Shareholders did not vote. Each Portfolio, however, has more than one Feeder Fund investor and accordingly, it is possible that the shareholders of a single Feeder Fund may vote differently than the other investors in the Portfolio. In such event, although the Trustees of the Feeder Fund may determine to withdraw a Feeder Fund's investment in its corresponding Portfolio, the Trustees currently anticipate that they will continue to invest in the corresponding Portfolio.

     Exhibit A hereto sets forth for each Fund as of the close of business on the Record Date, the number of shares outstanding and those persons that, to the knowledge of the Trust, owned 5% or more of the outstanding shares.

                                   PROPOSALS

INTRODUCTION

     The purpose of the Meeting is to allow the Shareholders to consider several proposals with respect to the Funds and, in the case of the Feeder Funds, the corresponding Portfolios. First, the Boards of Trustees propose certain changes to the fundamental investment restrictions of each Fund and, in the case of the Feeder Funds, each corresponding Portfolio. These changes are desirable in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those restrictions that are not legally required. The Boards anticipate that the changes will allow the Funds greater investment flexibility to respond to future investment opportunities. At the same time, the Boards do not anticipate any material change in the level of investment risk associated with an investment in any of the Funds as a result of these proposed changes.

     Second, the Boards propose that the existing investment advisory arrangements be amended to provide Republic National Bank of New York ("Republic") greater management flexibility. Republic is the investment manager for each of the Portfolios in which the Feeder Funds invest (the Feeder Funds do not have separate investment advisory contracts) and for each Fund that is not a Feeder Fund, pursuant to contracts entered with Republic Portfolios and Republic Funds, respectively. The mailing address of Republic is 452 Fifth Avenue, New York, New York 10018. As investment manager, Republic has entered into sub-advisory contracts with non-affiliated investment firms (the "Sub-Advisers") with respect to each of the Portfolios and the Equity Fund (collectively the "Sub-Advised Funds"). To provide Republic greater management flexibility with respect to the Sub-Advised Funds as well as the other Funds which currently are managed directly by Republic but could at a later date be managed by a sub-adviser, the Boards propose that the existing investment advisory contracts with Republic, as well as the related sub-advisory contracts between Republic and the Sub-advisers, be amended to authorize Republic to retain and discharge sub-advisers without obtaining Shareholder approval. That authority would be contingent upon the receipt by Republic of an exemptive order from the Securities and Exchange Commission (the "SEC") allowing such an arrangement. The Boards believe that allowing Republic to hire and terminate subadvisers without obtaining shareholder approval will increase managerial flexibility with respect to the Funds, and avoid the costs of obtaining shareholder approval each time a new sub-adviser is retained or discharged. The advisory and sub-advisory contracts would in all other material respects be substantially similar to those currently in place.

     Third, in the event that the SEC does not grant the requested exemptive relief or, alternatively, the shareholders do not approve the new advisory and sub-advisory agreements, or both, the Trustees believe that the advisory and sub-advisory contracts that are currently in place should be continued. Proposal 3 requests that you ratify the continuation of those contracts in the event that either Proposal 2 is not approved or the SEC does not grant Republic the exemptive relief requested.

     Fourth, the Trustees seek Shareholder ratification of the selection of independent auditors for each Fund for the current fiscal year. The auditors for each Fund are responsible for conducting an independent audit of each Fund's financial statements for each year and for preparing each Fund's federal and state income tax returns.

                                   PROPOSAL 1

             CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

RELEVANT FUNDS  All Funds and Portfolios.

DISCUSSION

REASONS FOR THE PROPOSED CHANGES

     Pursuant to the 1940 Act, each of the Funds and, in the case of the Feeder Funds, the corresponding Portfolios has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with Shareholder approval. Restrictions and policies that a Fund or Portfolio has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the appropriate Board without Shareholder approval.

     Certain of the fundamental restrictions that the Funds and Portfolios adopted reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect, but which are not required to be fundamental restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Boards have approved revisions to their respective Funds' and, in the case of the Feeder Funds, the corresponding Portfolios', fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required.

     The Boards believe that eliminating the disparities among the Funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund and Portfolio will more often be able to avoid the costs and delays associated with a Shareholder meeting when making changes to its investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds and Portfolios greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

     The text of each proposed change to the Funds' and Portfolios' fundamental restrictions is set forth below. Part A sets forth the fundamental investment restrictions proposed for approval and Part B sets forth those other current fundamental investment restrictions which are proposed for elimination. Shareholders should refer to Exhibit B to this proxy statement for the text of the Funds' and Portfolios' existing fundamental restrictions. Shareholders should note, however, that for some Funds certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

     If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' prospectuses and statements of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meeting. In those cases in which a Fund's practice has been to state its fundamental restrictions both in its prospectus and in its statement of additional information, adoption of Proposal 1 will result in a change to both. Proposal 1 will not result in a change to any Fund's investment objective.

     The proposed list of fundamental investment restrictions concern the following subjects: (1) Borrowing/ Senior Securities; (2) Diversification; (3) Industry Concentration; (4) Lending; (5) Underwriting Securities; (6) Commodities; and (7) Real Estate. All of the restrictions except No. 2, Diversification, are subject to approval by shareholders of each Fund. The Diversification restriction is not subject to approval by the shareholders of the New York Tax-Free Money Market Fund or the New York Tax-Free Bond Fund because these Funds are non-diversified for purposes of the 1940 Act. To the extent that Shareholders do not approve the amendment of a fundamental investment restriction, the current restriction will remain in effect.

A.  PROPOSED UNIFORM FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following is the list of proposed uniform fundamental investment restrictions which Shareholders of each Fund are being asked to approve (except for the Diversification restriction noted above) in connection with the elimination of certain current fundamental restrictions of each Fund as discussed later.

     Under the new set of restrictions, subject to the right of any Fund to invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund, a Fund (Portfolio) will not:

          1. BORROWING/SENIOR SECURITIES: issue senior securities or borrow money, except as permitted by the 1940 Act;

          2. DIVERSIFICATION: with respect to 75% of its assets, the Fund (Portfolio) will not purchase securities of any issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and securities issued by other investment companies) if, at the time of investment, more than 5% of the Fund's (Portfolio's) total assets taken at market value would be invested in the securities of any single issuer, or the Fund (Portfolio) would hold more than 10% of the outstanding voting securities of any single issuer;

          3. INDUSTRY CONCENTRATION: acquire any securities of companies within one industry, if as a result of the acquisition, 25% or more of the value of the Fund's (Portfolio's) total assets would be invested in securities of companies within that industry; provided, however, that the limitation would not apply to the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities [or, in the case of the U.S. Government and New York Tax-Free Money Market Funds, obligations of domestic banks];

          4. LENDING: make loans except (1) by purchasing debt securities and other instruments evidencing debt, or participations or interests therein, in accordance with its investment objectives and policies, (2) by lending its portfolio securities, or (3) through repurchase agreements;

          5. UNDERWRITING SECURITIES: underwrite securities issued by other persons except insofar as the Fund (Portfolio) may technically be deemed an underwriter under the [Securities Act of 1933] in selling a portfolio security;

          6. COMMODITIES: invest in physical commodities, unless acquired as a result of owning securities or other instruments, or in contracts on physical commodities; and

          7. REAL ESTATE: purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, may purchase and sell marketable securities that are secured by interests in real estate, and may hold and sell real estate acquired as a result of the Fund's (Portfolio's) ownership of securities.

     In addition, these fundamental investment restrictions would be subject to the following interpretations:

          1. For purposes of Restriction No. 1, reverse repurchase agreements, forward roll transactions involving mortgage backed securities, or comparable transactions will not constitute borrowing subject to this restriction so long as the repayment/repurchase obligation is supported by segregated assets or otherwise "covered" in compliance with guidance from the Securities and Exchange Commission or its staff.

          2. For purposes of Restriction No. 3, mortgage-backed securities will not be considered to be issued by issuers in a single industry. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties. Positions in futures contracts also will not be subject to this investment restriction.

B.  OTHER PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

     In connection with approving the modified, uniform fundamental investment restrictions, it is proposed that fundamental investment restrictions that now apply to some, but not all, of the Funds be deleted. In each case, the current restriction is not mandatory, and many reflect outdated state regulations or duplicate unnecessary, non-fundamental investment restrictions. Where indicated, the fundamental investment restriction will be replaced with a non-fundamental investment policy to the same effect.

     Shareholders are asked to approve the deletion of the following fundamental investment restrictions, which currently limit each indicated Fund's ability to:

        1.  MARGIN PURCHASES

             (a) U.S. Government Money Market Fund and New York Tax-Free Money Market Fund

           "purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities"

             (b) New York Tax-Free Bond Fund

           "purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of Futures Contracts may be made"

        2.  OPTIONS

             (a) U.S. Government Money Market Fund and New York Tax-Free Money Market Fund

           "write, purchase or sell any put or call option or any combination thereof "

             (b) New York Tax-Free Bond Fund

           "write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of Futures Contracts"

        3. RESTRICTED SECURITIES (to be replaced by a non-fundamental investment policy to the same effect)

             (a) New York Tax-Free Money Market Fund and New York Tax-Free Bond Fund

           "invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund"

             (b) U.S. Government Money Market Fund

           "taken together with any investments described in [No. 9, below], invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than the seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days)"

          4.  SHORT SALES

             (a) U.S. Government Money Market Fund

           "sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions"

             (b) New York Tax-Free Money Market Fund

           "make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes)"

          5.  PLEDGING SECURITIES (U.S. Government Money Market Fund)

           "pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value)"

          6.  INVESTING FOR CONTROL (U.S. Government Money Market Fund)

           "invest for the purpose of exercising control or management"

          7.  INVESTMENT COMPANIES (U.S. Government Money Market Fund)

           "purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund, and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause . . ., securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein)"

        8.  DEBT ACQUISITION (New York Tax-Free Bond Fund)

           "purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities)"

          9. ILLIQUID SECURITIES (U.S. Government Money Market Fund) (to be replaced by a non-fundamental investment policy to the same effect)

           "taken together with any investments described in [No. 3, above], invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days"

          10. OIL & GAS INTERESTS (New York Tax-Free Bond Fund, Small Cap Equity Fund, and Opportunity Fund)

           "purchase or sell . . . interests in oil, gas or mineral leases
           . . ."

          11.  AFFILIATED INVESTMENTS (U.S. Government Money Market Fund)

           "purchase or retain any securities issued by any issuer any of whose officers, directors, trustees or security holders is any officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchaser of the securities of such issuer by the Trust, on behalf of the Fund, one or more such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value."

REQUIRED VOTE

     Approval of Proposal 1 with respect to a Fund requires an affirmative Majority Shareholder Vote. Shareholders will be given the option to approve all, some or none of the proposed changes on the proxy card(s) enclosed with this proxy statement.

     To the extent that some portions of Proposal 1 are not approved by Shareholders of a Fund, the applicable existing fundamental restrictions of the Fund will continue in effect for that Fund, but disapproval of any part of Proposal 1 by the Shareholders of one Fund will not affect any approvals of Proposal 1 that are obtained with respect to any other Fund.

THE TRUSTEES' RECOMMENDATION

     EACH BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1 IN ITS ENTIRETY.

                                   PROPOSAL 2

     APPROVAL OF NEW INVESTMENT ADVISORY AND RELATED SUB-ADVISORY CONTRACTS

RELEVANT FUNDS  All Funds and Portfolios.

DISCUSSION

     All of the Sub-Advised Funds currently are managed pursuant to sub-advisory agreements between Republic as adviser to the Fund or Portfolio, as the case may be, and selected sub-advisers. In order to effect the replacement of sub-advisers, it has been necessary to obtain the approval of the Shareholders of the affected Fund or Portfolio, as required by the 1940 Act. This proxy solicitation process, however, not only subjects the respective Fund or Portfolio to additional costs, but it also delays the replacement of the sub-adviser, resulting in potential managerial inefficiencies. For these reasons, the Boards, at Republic's request and subject to Shareholder approval, have authorized the preparation and submission to the SEC of an application seeking appropriate exemptive relief to permit Republic to hire and terminate sub-advisers in the future without the need for additional Shareholder approvals.

     In connection with this proposal, the Boards, including the independent Board members, have authorized each Fund and Portfolio to enter into a new investment advisory contract with Republic, and Republic to enter into a corresponding new sub-advisory agreement on behalf of each of the Sub-Advised Funds. The new advisory and sub-advisory contracts would be substantially similar in all material respects to those currently in place, except that the new contracts would also authorize Republic to retain and discharge sub-advisers without obtaining Shareholder approval. Further, although it is not contemplated at this time that Republic would enter into sub-advisory contracts for the other Funds, the new investment advisory agreement would authorize Republic, with the approval of the appropriate Board, to hire sub-advisers for those Funds in the future without Shareholder approval. That authority would be contingent upon the receipt by Republic of an appropriate exemptive order from the SEC.

     The Trustees believe that allowing Republic to hire and terminate sub-advisers without the need for obtaining Shareholder approval will increase managerial flexibility of the Funds. The Trustees also believe that this Proposal, if approved, offers the potential to benefit each Fund by avoiding the expense of obtaining shareholder approval should a new sub-adviser be retained. Approval of the new contracts will not result in any increase in the fees payable to Republic or the Sub-advisers.

     A form of each of the proposed advisory and sub-advisory agreements with supplements, are included as Exhibit C to these proxy materials. The compensation under the new agreements will remain the same as the compensation under the current agreements which is set forth in the discussion of Proposal 3 below. Certain information about the Republic and the Sub-Advisers is set forth in Exhibit D. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit C.

     Under the current and new advisory contracts, subject to the general supervision and control of the Boards of Trustees, Republic is required to (a) provide investment guidance and policy direction in connection with the management of each Fund/Portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character; (b) determine the securities to be purchased or sold by each Fund/Portfolio and place orders pursuant to its determinations; (c) determine what portion of each Fund/Portfolio's portfolio shall be invested in securities described by the policies of such Fund/Portfolio and what portion, if any, should be invested otherwise or held uninvested; (d) provide administrative assistance to the officers of the Funds/Portfolios in connection with the operation of the Funds/Portfolios; (e) make investments for the account of each Fund/Portfolio in accordance with its best judgment and within all applicable investment objectives, restrictions, laws and regulations;
(f) furnish periodic reports on the investment performance of each Fund/Portfolio and on the performance of its obligations under the agreement to the Board; and (g) provide all services, equipment and facilities necessary to perform its obligations under the agreement.

     Under the current agreements, Republic may appoint and employ one or more sub-advisers to provide all or any portion of the services contemplated under the agreement, subject to the supervision and oversight of Republic. Under the new agreements, this authority would expressly not require shareholder approval.

     The current and new management agreements provide that Republic shall not be liable under the agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in the agreement shall be deemed to protect Republic against any liability to the Fund/Portfolio or its investors to which Republic would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement, or by reason of its reckless disregard of its obligations and duties thereunder.

     The new contracts will remain in effect for an initial term of two years and will continue in effect thereafter from year to year with respect to each of the Funds/Portfolios, provided this continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the respective Fund/Portfolio or by the Board of Trustees of the Fund/Portfolio and (ii) by a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, at a meeting called for the purpose of voting on the agreement. The agreements may be terminated without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

     Under the current and new sub-advisory agreements, the sub-adviser will provide a continuous investment program for the Fund/Portfolio, including deciding what securities will be purchased and sold by the Fund/Portfolio, when the purchases and sales are to be made, arranging for purchases and sales, and providing investment management and research services, all in accordance with the provisions of the 1940 Act, the governing documents of the Fund/Portfolio, the investment objectives, fundamental policies and restrictions of the Fund/Portfolio, any policies and determinations of the Board, and applicable provisions of the Internal Revenue Code.

     As compensation for its services to the Fund/Portfolio under the new sub-advisory agreements, the Sub-Advisers will be entitled to receive from the Fund/Portfolio fees calculated at the same rate as those charged under the existing sub-advisory agreements detailed below. The new sub-advisory agreements will continue in effect for two years from their effective date, and will continue in effect thereafter for successive annual periods, provided continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the appropriate Board or
(2) a vote of the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund/Portfolio, and (3) in either event by a majority of the non-interested Trustees of the Board. The new sub-advisory agreements may be terminated at any time, without penalty, by either party upon 30 days' written notice and will terminate automatically upon assignment.

     The current and new sub-advisory agreements provide that the Sub-Adviser shall not be liable for any error of judgment, mistake of law or any loss suffered by the Fund/Portfolio or its Shareholders in connection with matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

REQUIRED VOTE

     Approval of Proposal 2 with respect to a Fund requires an affirmative Majority Shareholder Vote of that Fund.

THE TRUSTEES' RECOMMENDATION

     EACH BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

 RATIFICATION FOR CONTINUATION OF EXISTING ADVISORY AND SUB-ADVISORY CONTRACTS

RELEVANT FUNDS  All Funds and Portfolios.

DISCUSSION

     In the event that Shareholders approve the new advisory contracts and sub-advisory contracts contemplated by Proposal 2, but the requested exemptive relief is not obtained or, alternatively, the shareholders do not approve the new contracts, the Boards request that shareholders ratify continuation of the existing investment advisory and sub-advisory contracts for each Fund. The existing advisory and sub-advisory contracts are substantially the same in all material respects as the proposed contracts, the forms of which are attached as Exhibit C, except that they do not expressly authorize Republic to retain and discharge sub-advisers without obtaining Shareholder approval.

     Republic U.S. Government Money Market Fund. The current advisory contract between the U.S. Government Money Market Fund and Republic as adviser was originally approved on October 6, 1994, and its continuance was last approved by the Board at its meeting on November 8 and 9, 1997. For its services under the advisory contract, Republic is entitled to receive compensation from the Fund at an annual rate equal to .20% of average daily net assets. For the fiscal year ended September 30, 1997, advisory fees aggregated $734,759, $367,379 of which was waived by Republic.

     Republic New York Tax-Free Money Market Fund. The current advisory contract between the New York Tax-Free Money Market Fund and Republic as adviser was originally approved on October 6, 1994, and its continuance was last approved by the Board at its meeting on November 8 and 9, 1997. For its services under the advisory contract, Republic is entitled to receive compensation from the Fund at an annual rate equal to .15% of average daily net assets. For the fiscal year ended October 31, 1997, the advisory fees aggregated $147,161, $101,227 of which was waived by Republic.

     Republic New York Tax-Free Bond Fund. The current advisory contract between the New York Tax-Free Bond Fund and Republic as adviser was originally approved on October 6, 1994, and its continuance was last approved by the Board at its meeting on November 8 and 9, 1997. For its services under the advisory contract, Republic is entitled to receive compensation from the Fund at an annual rate equal to .25% of average daily net assets. For the fiscal year ended October 31, 1997, the advisory fees aggregated $55,654, the entire amount of which was waived by Republic.

     Republic Equity Fund. The current advisory contract between the Equity Fund and Republic as adviser was originally approved on April 7, 1995, and its continuance was last approved by the Board at its meeting on November 8 and 9, 1997. For its services under the advisory contract, Republic is entitled to receive compensation from the Fund at an annual rate equal to .175% of average daily net assets. For the fiscal year ended October 31, 1997, the advisory fees aggregated $94,389, $30,089 of which was waived by Republic.

     The current sub-advisory contract between Republic as adviser and Alliance Capital Management, L.P. as subadviser became effective on January 23, 1997, and was originally approved by the shareholders of the Fund on May 5, 1997. For its services under the sub-advisory contract, Alliance is entitled to receive compensation from the Fund at an annual rate equal to .325% of net assets up to $50 million, .25% of net assets over $50 million up to $100 million, .20% of net assets over $100 million up to $200 million, and .15% of net assets over $200 million. For the period from January 23, 1997, to October 31, 1997, the advisory fees paid Alliance by the Fund aggregated $71,381.

     The current sub-advisory contract between Republic as adviser and Brinson Partners, Inc. as subadviser became effective on January 23, 1997, and was originally approved by the shareholders of the Fund on May 5, 1997. For its services under the sub-advisory contract, Brinson is entitled to receive compensation from the Fund at an annual rate equal to .325% of net assets up to $50 million, .25% of net assets over $50 million up to $100 million, .20% of net assets over $100 million up to $200 million, and .15% of net assets over $200 million.

For the period from January 23, 1997, to October 31, 1997, the advisory fees paid Brinson by the Fund aggregated $71,381.

     Republic Fixed Income Portfolio. The current advisory contract between the Fixed Income Portfolio and Republic as adviser originally was approved by the Board on April 28, 1996, by the shareholders of the Portfolio in June 1996, and its continuance was last approved by the Board at its meeting on November 8 and 9, 1997. For its services under the advisory contract, Republic is entitled to receive compensation from the Fund at an annual rate equal to .20% of average daily net assets. For the fiscal year ended October 31, 1997, the advisory fee aggregated $184,724, the entire amount of which was waived by Republic.

     The current sub-advisory contract between Republic as adviser and Miller Anderson & Sherrerd as sub-adviser was originally approved by the Board on August 29, 1995, by the shareholders of the Portfolio in October 1995, and its continuance was last approved by the Board at its meeting on November 8 and 9, 1997. For its services under the sub-advisory contract, Miller Anderson & Sherrerd is entitled to receive compensation from the Fund at an annual rate equal to .375% of net assets up to $50 million, .25% of net assets over $50 million up to $95 million, $300,000 on net assets over $95 million and up to $150 million, .20% of net assets over $150 million up to $250 million, and .15% of net assets over $250 million. For the fiscal year ended October 31, 1997, the aggregate sub-advisory fee paid Miller Anderson & Sherrerd by the Fund was $276,784.

     Republic International Equity Portfolio. The current advisory contract between the International Equity Portfolio and Republic as adviser was originally approved on April 28, 1996, by the shareholders of the Portfolio in June 1996, and its continuance was last approved by the Board at its meeting on November 8 and 9, 1997. For its services under the advisory contract, Republic is entitled to receive compensation from the Fund at an annual rate equal to
 .25% of average daily net assets. For the fiscal year ended October 31, 1997, the advisory fee aggregated $466,480, the entire amount of which was waived by Republic.

     The current sub-advisory contract between Republic as adviser and Capital Guardian Trust Company as sub-adviser was originally approved on November 21, 1994, and its continuance was last approved by the Board at its meeting on November 8 and 9, 1997. For its services under the sub-advisory contract, Capital Guardian Trust Company is entitled to receive compensation from the Fund at an annual rate equal to .70% of net assets up to $25 million, .55% of net assets over $25 million up to $50 million, .425% of net assets over $50 million up to $250 million, and .375% of net assets over $250 million. For the fiscal year ended October 31, 1997, the aggregate sub-advisory fee paid Capital Guardian Trust Company by the Fund was $893,016.

     Republic Small Cap Equity Portfolio. The current advisory contract between the Small Cap Equity Portfolio and Republic as adviser was originally approved by the Board on July 22, 1996. For its services under the advisory contract, Republic is entitled to receive compensation from the Fund at an annual rate equal to .25% of average daily net assets. For the fiscal year ended October 31, 1997, the advisory fees aggregated $429,442, the entire amount of which was waived by Republic.

     The current sub-advisory contract between Republic as adviser and MFS Institutional Advisors, Inc. as sub-adviser was originally approved by the Board on July 22, 1996. For its services under the sub-advisory contract, MFS Institutional Advisors, Inc. is entitled to receive compensation from the Fund at an annual rate equal to .75% of net assets up to $50 million, and .60% of net assets over $50 million. For the fiscal year ended October 31, 1997, the aggregate sub-advisory fee paid MFS Institutional Advisors, Inc. by the Fund was $1,104,635.

REQUIRED VOTE

     Approval of Proposal 3 with respect to a Fund requires an affirmative Majority Shareholder Vote of that Fund.

TRUSTEES' RECOMMENDATION

     EACH BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                                   PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

RELEVANT FUNDS  All Funds and Portfolios.

DISCUSSION

     The Boards have selected KPMG Peat Marwick LLP as independent auditors (the "Auditors") to examine the financial statements of the Funds for the fiscal year ending October 31, 1998 (September 30, 1998 in the case of the U.S. Government Money Market Fund). Audit services performed by KPMG Peat Marwick LLP during the most recent fiscal year included examination of the financial statements of the Funds, review of filings with the Securities and Exchange Commission and preparation of tax returns. The Funds know of no direct or indirect interest of the Auditors in the Funds. A representative of KPMG Peat Marwick LLP, if requested by any shareholder, will be present at the Meeting and have the opportunity to respond to questions from shareholders.

REQUIRED VOTE

     The approval of a majority of the votes of each Company represented at the Meeting, provided at least a quorum is represented in person or by proxy, is necessary to ratify the selection of independent auditors. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP.

THE TRUSTEES' RECOMMENDATION

     EACH BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

                                   PROPOSAL 5

                                 OTHER MATTERS

     The Trustees know of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

OTHER VOTING INFORMATION

     Each Shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the attached Notice. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by voting in person by attending the Meeting. However, attendance at the Meeting alone will not serve to revoke the proxy.

     Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted for quorum purposes. However, abstentions and non-votes will have the same effect as a negative vote on those proposals requiring a Majority Shareholder Vote.

     In the event that a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, the persons named as proxies will vote proxies in favor of such an adjournment. A shareholder vote may be taken on any or all of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

OTHER SERVICE PROVIDERS

     BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as administrator to the Funds, and BISYS Fund Services (Ireland) Limited, Floor 2, Block 2, Harcourt Centre, Dublin 2, Ireland, serves as administrator to the Portfolios pursuant to Administration Agreements dated October 1, 1996. BISYS also distributes shares of the Funds.

EXPENSES OF THE MEETING

     None of the costs of the Meeting, including the solicitation of proxies, will be paid by the Funds or Shareholders. The principal solicitation of the proxies will be by mail, but proxies also may be solicited by telephone or personal interview by officers or agents of each Company or Republic, or by proxy solicitation firms retained by the Companies.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

     The Companies do not intend to hold Shareholder Meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by a Company within a reasonable time prior to the Company's solicitation of proxies relating to such meeting.

YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY.
                                          By Order of the Trustees

                                          GEORGE O. MARTINEZ,
                                          President and Secretary

February 2, 1998

                                                                       EXHIBIT A

                                 SHAREHOLDINGS

     Set for below for each Fund are the names, addresses and number and percentage of shares owned by those persons identified on the Fund's records as owning more than 5% of the outstanding shares of any class of the Fund's shares.

                                 REPUBLIC FUNDS

                                                                                          PERCENT OF
                                                                                          OUTSTANDING
NAME OF FUND            NAME AND ADDRESS OF RECORD OWNER     CLASS     SHARES OWNED     SHARES OF CLASS
---------------------  ----------------------------------    -----     ------------     ---------------
U.S. Government        Kinco & Co.                             A         35,479,963           6.37
Money Market Fund      c/o Securities Services
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
                       BHC Securities Inc.                     A         64,490,653          11.58
                       Attn: Cash Sweeps Department
                       Twelve Hundred
                       One Commerce Square
                       2005 Market Street
                       Philadelphia, PA 19103-3212
                       Republic National Bank of New York      A        433,260,411          77.78
                       Attn: John Pirraglia
                       10 East 40th Street
                       10th Floor
                       New York, NY 10016
                       Kinco & Co.                             Y         19,814,504          63.97
                       c/o Securities Services
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
New York Tax-Free      Kinco & Co.                             A         13,867,355          11.26
Money Market Fund      c/o Securities Services
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
                       Republic National Bank of New York      A         94,921,428          77.07
                       Attn: John Pirraglia
                       10 East 40th Street
                       10th Floor
                       New York, NY 10016
                       Kinco & Co.                             Y         18,125,689          85.34
                       c/o Securities Services
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
New York Tax-Free      BHC Securities Inc.                     A          1,840,068          89.93
Bond Fund              Attn: Cash Sweeps Department
                       Twelve Hundred
                       One Commerce Square
                       2005 Market Square
                       Philadelphia, PA 19103-3212

                                                                                          PERCENT OF
                                                                                          OUTSTANDING
NAME OF FUND            NAME AND ADDRESS OF RECORD OWNER     CLASS     SHARES OWNED     SHARES OF CLASS
---------------------  ----------------------------------    -----     ------------     ---------------
                       Kinco & Co.                             Y            167,775          19.81
                       c/o Securities Services
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
                       Kinco & Co.                             Y            656,726          77.53
                       c/o Securities Services
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
Bond Fund              BHC Securities Inc.                     A            371,199          99.71
                       Trade House Account
                       Attention: Mutual Funds
                       One Commerce Square
                       2005 Market Square
                       Philadelphia, PA 19103
Equity Fund            Kinco & Co.                             A             72,437           7.20
                       c/o Securities Services
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
                       Sara Leifer                             A             78,749           7.83
                       4 Dogwood Lane
                       Lawrence, NY 11559
                       Republic New York Securities Corp.      A             81,017           8.01
                       Special Custody Accounts for the
                       Exclusive Benefit of Customers
                       Attention: Paul Botta
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
                       BHC Securities Inc.                     A            633,992          63.95
                       Trade House Account
                       Attention: Mutual Funds
                       One Commerce Square
                       2005 Market Square
                       Philadelphia, PA 19103
                       Kinco & Co.                             Y          3,928,930          38.36
                       c/o Securities Services
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
                       Republic New York Securities Corp.      Y          5,825,340          56.88
                       Special Custody Accounts for the
                       Exclusive Benefit of Customers
                       Attention: Paul Botta
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243

                                                                                          PERCENT OF
                                                                                          OUTSTANDING
NAME OF FUND            NAME AND ADDRESS OF RECORD OWNER     CLASS     SHARES OWNED     SHARES OF CLASS
---------------------  ----------------------------------    -----     ------------     ---------------
Overseas Equity Fund   Republic New York Securities Corp.      A             68,477          19.34
                       Special Custody Accounts for the
                       Exclusive Benefit of Customers
                       Attention: Paul Botta
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
                       BHC Securities Inc.                     A            277,171          78.29
                       Trade House Account
                       Attention: Mutual Funds
                       One Commerce Square
                       2005 Market Square
                       Philadelphia, PA 19103
Opportunity Fund       Republic New York Securities Corp.      A             79,375           8.66
                       Special Custody Accounts for the
                       Exclusive Benefit of Customers
                       Attention: Paul Botta
                       One Hanson Place -- Lower Level
                       Brooklyn, NY 11243
                       Trussal & Co.                           A            306,868          33.49
                       A/C # 300723400
                       Attention: Kathleen Baily
                       P.O. Box 771072
                       Detroit, MI 48277-1072
                       BHC Securities Inc.                     A            491,414          53.64
                       Trade House Account
                       Attention: Mutual Funds
                       One Commerce Square
                       2005 Market Square
                       Philadelphia, PA 19103

                          REPUBLIC ADVISOR FUNDS TRUST

                                                                                          PERCENT OF
                                                                                          OUTSTANDING
NAME OF FUND                    NAME AND ADDRESS OF RECORD OWNER       SHARES OWNED     SHARES OF CLASS
---------------------------  --------------------------------------    ------------     ---------------
Fixed Income Fund            Republic National Bank of New York          3,223,968           44.92
                             Pension Plan & Trust
                             452 Fifth Avenue, 27th Floor
                             New York, NY 10018
                             Kinco & Co.                                   828,392           11.54
                             c/o Securities Services
                             One Hanson Place -- Lower Level
                             Brooklyn, NY 11243
                             Republic New York Securities Corp.            737,656           10.28
                             Customer Account No. 10122
                             Attention: Paul Botta
                             One Hanson Place -- Lower Level
                             Brooklyn, NY 11243

                                                                                          PERCENT OF
                                                                                          OUTSTANDING
NAME OF FUND                    NAME AND ADDRESS OF RECORD OWNER       SHARES OWNED     SHARES OF CLASS
---------------------------  --------------------------------------    ------------     ---------------
                             Republic National Bank of New York            525,026            7.32
                             Pooled Profit Sharing Plan
                             452 Fifth Avenue, 27th Floor
                             New York, NY 10018
International Equity Fund    Republic National Bank of New York          2,877,680           27.97
                             Pension Plan & Trust
                             452 Fifth Avenue, 27th Floor
                             New York, NY 10018
                             Kinco & Co.                                 1,259,624           12.24
                             c/o Securities Services
                             One Hanson Place -- Lower Level
                             Brooklyn, NY 11243
                             Republic National Bank of New York            771,791            7.50
                             Pooled Profit Sharing Plan
                             452 Fifth Avenue, 27th Floor
                             New York, NY 10018
Small Cap Equity Fund        Republic National Bank of New York          2,608,109           24.37
                             Pension Plan & Trust
                             452 Fifth Avenue, 27th Floor
                             New York, NY 10018
                             Republic National Bank of New York          1,963,790           18.35
                             Pooled Profit Sharing Plan
                             452 Fifth Avenue, 27th Floor
                             New York, NY 10018
                             Kinco & Co.                                   878,629            8.21
                             c/o Securities Services
                             One Hanson Place -- Lower Level
                             Brooklyn, NY 11243

                                                                       EXHIBIT B

              TEXT OF THE FUNDS' EXISTING FUNDAMENTAL RESTRICTIONS

U.S. GOVERNMENT MONEY MARKET FUND:

     The Trust, on behalf of the Fund, may not:

          1. borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

          2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

          3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

          4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

          5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

          6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

          7.  issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

          8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

          9. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

          10.  invest for the purpose of exercising control or management;

          11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

          12. taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

          13. purchase or retain any securities issued by any issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

          14. write, purchase or sell any put or call option or any combination thereof;

          15. taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

          16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

          17. make short sales of securities or maintain a short position, unless at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

NEW YORK TAX-FREE MONEY MARKET FUND

     The Trust, on behalf of the Fund, may not:

          1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

          2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

          3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

          4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

          5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

          6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

          7.  issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

          8. write, purchase or sell any put or call option or any combination thereof;

          9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or
     (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

          10. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

BOND FUND AND FIXED INCOME FUND

     The Trust, on behalf of the Portfolio (Fund), will not:

          1. invest in physical commodities or contracts on physical commodities;

          2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

          4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

          5. with respect to 75% of its assets, purchase securities of any issuer, if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

          6. underwrite the securities of the other issuers, (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the deposition of restricted securities);

          7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defense position; and provided further that mortgage-based securities shall to be considered a single industry for the purposes of this investment restriction;

          8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

          9.  issue senior securities, except as permitted under the 1940 Act.

NEW YORK TAX-FREE BOND FUND

     The Trust, on behalf of the Fund, may not:

          1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (i) under the caption "Other Restrictions" below;

          2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of Futures Contracts may be made;

          3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

          4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

          5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

          6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in Futures Contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

          7.  issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

          8. write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of Futures Contracts;

          9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or
     (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

          10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

          11. purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

EQUITY FUND

     The Trust on behalf of the Fund will not:

          1. invest in physical commodities or contracts on physical commodities;

          2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

          4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Fund maintains asset coverage of at least 300% for all such borrowings;

          5. underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

          6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

          7.  issue senior securities, except as permitted under the 1940 Act;

          8. with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets taken at market value would be invested in the securities of any single issuer; and

          9. with respect to 75% of its assets, the Fund will not purchase a security if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any issuer.

OVERSEAS EQUITY FUND AND INTERNATIONAL EQUITY FUND

     The Trust, on behalf of the Portfolio (Fund), will not:

          1. invest in physical commodities or contracts on physical commodities;

          2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

          4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

          5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

          6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

          7.  issue senior securities, except as permitted under the 1940 Act;

          8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

          9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

OPPORTUNITY FUND AND SMALL CAP EQUITY FUND

     The Trust, on behalf of the Portfolio (Fund), will not:

          1. borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

          2. underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          3. make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

          4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

          5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

          6. if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

          7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

                                                                       EXHIBIT C

             FORMS OF PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS

Form of Investment Advisory Contract between Republic Funds and Republic National Bank of New York.

Form of Investment Advisory Contract Supplement between Republic Funds and Republic National Bank of New York.

Form of Investment Advisory Contract between Republic Portfolios and Republic National Bank of New York.

Form of Investment Advisory Contract Supplement between Republic Portfolios and Republic National Bank of New York.

Form of Sub-Advisory Agreement between Republic National Bank of New York and Sub-Adviser.

                                                                     EXHIBIT C-1

                          INVESTMENT ADVISORY CONTRACT

                                 REPUBLIC FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                                                          , 1998

Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Trust") and Republic National Bank of New York (the "Adviser") as follows:

          1. The Trust is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the "Funds") as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Covered Funds"). A separate series of shares of beneficial interest in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Funds included in the Trust's registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (the "Sponsor"), the Trust has employed the Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

          2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

          3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

          (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

          4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

     The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

          (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

          (c) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

          (d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

          5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

          6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

          7. If the aggregate expenses of every character incurred by, or allocated to, each Covered Fund in any fiscal year, other than interest, taxes, expenses under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Sponsor under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements ("includible expenses"), shall exceed any applicable expense limitations, the Adviser shall pay that Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Covered Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

          8. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

          (b) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

          10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

          11. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

          12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

          13. The Declaration of Trust establishing the Trust, together with all amendments thereto (the "Declaration"), a copy of which is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          REPUBLIC FUNDS

                                          By
                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED:

REPUBLIC NATIONAL BANK OF NEW YORK

By
   --------------------------------------------------------
   Title:

                                                                     EXHIBIT C-2

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                                 REPUBLIC FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                                                          , 1998

Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

     Re: [Fund]

     This will confirm the agreement between the undersigned (the "Trust") and Republic National Bank of New York (the "Adviser") as follows:

          1. The Trust is an open-end management investment company organized as a Massachusetts business trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate class of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio.
                 (the "Fund") is a separate investment portfolio of the Trust.

          2. The Trust and the Adviser have entered into an Investment Advisory Contract ("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

          3. As provided in paragraph I of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

          4. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each
     month at the annual rate of      % of the average daily value (as
     determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

          6.  This Supplement and the Advisory Contract (together, the
     "Contract") shall become effective with respect to the Fund on           ,
     1998 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and
     (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          REPUBLIC FUNDS

                                          By
                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED:

REPUBLIC NATIONAL BANK OF NEW YORK

By
    --------------------------------------------------------
    Title:

                                                                     EXHIBIT C-3

                          INVESTMENT ADVISORY CONTRACT

                              REPUBLIC PORTFOLIOS
                                FLOOR 2, BLOCK 2
                                HARCOURT CENTRE
                               DUBLIN 2, IRELAND

                                                                          , 1998

Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Trust") and Republic National Bank of New York (the "Adviser") as follows:

          1. The Trust is an open-end investment company organized as a New York trust and consists of one or more separate investment portfolios (the "Funds") as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Covered Funds"). Separate interests in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective registration statement relating to the Trust and the Funds, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to an Exclusive Placement Agent Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (Ireland) Ltd. (the "Sponsor"), the Trust has employed the Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

          2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of the Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

          3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

          (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, and redeeming interests in the Trust; expenses of preparing and printing prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

          4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

          The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

          The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

          (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

          (c) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Registration Statement, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

          (d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

          5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

          6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Registration Statement for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

          7. If the aggregate expenses of every character incurred by, or allocated to, a feeder fund in a two tier mutual fund structure which invests substantially all of its investable assets in a Covered Fund (a "Feeder Fund") in any fiscal year, other than interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense) otherwise allocable to the Feeder Fund, but including the fees payable under this Contract ("includible expenses"), shall exceed any applicable expense limitations, the Adviser shall pay the corresponding Covered Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Feeder Fund, the monthly fees relating to the corresponding Covered Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

          8. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

          (b) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

          10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

          11. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

          12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

          13. The Declaration of Trust establishing the Trust, together with all amendments thereto (the "Declaration"), provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          REPUBLIC PORTFOLIOS

                                          By
                                          --------------------------------------
                                          Name:
                                          Title:

ACCEPTED:

REPUBLIC NATIONAL BANK
OF NEW YORK

By
-----------------------------------------------------
Title:

                                                                     EXHIBIT C-4

                    INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                              REPUBLIC PORTFOLIOS
                                FLOOR 2, BLOCK 2
                                HARCOURT CENTRE
                               DUBLIN 2, IRELAND

                                                                          , 1998

Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

     Re: [Fund]

     This will confirm the agreement between the undersigned (the "Trust") and Republic National Bank of New York (the "Adviser") as follows:

          1. The Trust is an open-end management investment company organized as a New York trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Separate interests of the Trust are offered to investors with respect
     to each investment portfolio.      (the "Fund") is a separate investment
     portfolio of the Trust.

          2. The Trust and the Adviser have entered into an Investment Advisory Contract ("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

          3. As provided in paragraph I of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

          4. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

          5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each
     month at the annual rate of      % of the average daily value (as
     determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month.

          6. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on
                         , 1998 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees, and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

     If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          REPUBLIC PORTFOLIOS

                                          By

                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED:

REPUBLIC NATIONAL BANK OF NEW YORK

By

   -------------------------------------------------------
   Title:

                                                                     EXHIBIT C-5

                     [REPUBLIC FUNDS] [REPUBLIC PORTFOLIOS]
                                     [FUND]
                             SUB-ADVISORY AGREEMENT

     AGREEMENT, effective commencing on             , 1998, between
(the "Sub-adviser") and Republic National Bank of New York (the "Manager").

     WHEREAS, the Manager has been retained by             (the "Trust"), a
[Massachusetts business trust] [New York trust] registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to
            (the "Fund") pursuant to an Investment Advisory Contract and
Supplement thereto dated             , 1998 (the "Advisory Agreement");

     WHEREAS, the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any party to this Agreement, have approved the appointment of the Sub-adviser to perform certain investment advisory services for the Fund pursuant to this Sub-advisory Agreement and the Sub-adviser is willing to perform such services for the Fund;

     WHEREAS, pursuant to an order of exemption from the Securities and Exchange Commission ("SEC"), the performance by Sub-adviser of the services contemplated herein is not subject to approval by the shareholders of the Trust or the Fund;

     WHEREAS, the Sub-adviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-adviser as follows:

          1. Appointment. The Manager hereby appoints the Sub-adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-advisory Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Duties. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Sub-adviser will, in coordination with the Manager, (a) provide a program of continuous investment management for the portion of the Fund allocated by the Manager to the Sub-adviser (the "Sub-adviser's Portfolio") for management in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-adviser by the Manager; (b) make investment decisions for the Sub-adviser's Portfolio; and (c) place orders to purchase and sell securities for the Sub-adviser's Portfolio. In particular, the Sub-adviser will be responsible for the market timing of purchases and sales and for all yield enhancement strategies used in managing the Sub-adviser's Portfolio.

     In performing its investment management services to the Fund hereunder, the Sub-adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy, with respect, in all cases, to the Sub-adviser's Portfolio. The Sub-adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Sub-adviser's Portfolio will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Sub-adviser's Portfolio. The Sub-adviser will determine what portion of the Sub-adviser's Portfolio shall be invested in securities and other assets.

     The Sub-adviser further agrees that, in performing its duties hereunder, it will:

          (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

          (b) manage the Sub-adviser's Portfolio so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder, and conduct periodically such Subchapter M compliance reviews as the Manager and Sub-adviser determine appropriate;

          (c) place orders pursuant to its investment determinations for the Sub-adviser's Portfolio directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

          (d) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Sub-adviser's Portfolio's assets or contemplated investments. In addition, the Sub-adviser will keep the Trust and the Trustees informed of developments materially affecting the Sub-adviser's Portfolio and shall, on the Sub-adviser's own initiative, furnish to the Trust from time to time whatever information the Sub-adviser believes appropriate for this purpose;

          (e) provide the Manager and the Board of Trustees of the Trust with a copy of a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption. Within fifteen days of the end of the calendar quarter of each year that this Sub-advisory Agreement is in effect, the president or a vice-president of the Sub-adviser shall certify to the Manager that the Sub-adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Manager, the Sub-adviser shall permit the Manager, its employees or its agents to examine the reports required to be made to the Sub-adviser by Rule 17j-l(c)(1) and all other records relevant to the Sub-adviser's code of ethics;

          (f) provide the Manager with a copy of its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Manager at least annually;

          (g) notify the Manager of any change of control of the Sub-adviser and any changes in the key personnel or general partners of the Sub-adviser, in each case prior to or promptly after such change;

          (h) make available to the Manager and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Sub-adviser's Portfolio as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Sub-adviser will furnish the Trustees with such periodic and special reports regarding the Sub-adviser's Portfolio as they may reasonably request;

          (i) immediately notify the Manager and the Trust in the event that the Sub-adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Sub-advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-adviser further agrees to notify the Trust and the Manager immediately of any material fact known to the Sub-adviser respecting or relating to the Sub-adviser that is not contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

     3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this Section 3, the Sub-adviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Sub-adviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

     The Sub-adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-adviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Sub-adviser shall not be responsible for any of the following expenses of the
Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to the Manager and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale (if any); freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Sub-adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Sub-adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

     4. Compensation. As compensation for the services provided and expenses assumed by the Sub-adviser under this Agreement, the Trust will pay the Sub-adviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily on the basis of the Sub-adviser's Portfolio's average daily net assets allocated to the Sub-adviser at an annual rate of
            . The "average daily net assets" of the Sub-adviser's Portfolio shall mean the average of the values placed on the Sub-adviser's Portfolio's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Sub-adviser's compensation is payable pursuant to this Section, then the Sub-adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section
4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Sub-adviser shall be entitled to a pro rata portion of the fee under this
Section 4 through and including the date upon which the Agreement is terminated and the Sub-adviser ceases to provide investment advisory services to the Fund hereunder.

     5. Books and Records. The Sub-adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. The Sub-adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. Standard of Care and Limitation of Liability. The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Sub-advisory Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Sub-advisory Agreement relate, provided that nothing in this Sub-advisory Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Fund or to holders of the Fund's shares to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Sub-advisory Agreement. As used in this Section 6, the term "Sub-adviser" shall include any officers, directors, partners, employees or other affiliates of the Sub-adviser performing services for the Fund.

     7.  Indemnification.

     (a) The Sub-adviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any way related to, the investment decisions rendered by the Sub-adviser concerning the Sub-adviser's Portfolio in a manner inconsistent with
Section 6 hereof, any failure of the Sub-adviser to fulfill any of its other obligations under this Sub-advisory Agreement, any material misrepresentation, or omission to disclose material facts, by the Sub-adviser to the Manager or any shareholder of the Fund, or any violation of applicable law by the Sub-adviser. The Sub-adviser also agrees to indemnify and hold harmless the Manager with respect to any losses incurred as the result of errors made by the Sub-adviser in transmitting orders to any broker for execution.

     (b) The Manager hereby agrees to indemnify and hold harmless the Sub-adviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any way related to, its failure to fulfill any of its obligations under this Sub-advisory Agreement. The Manager also agrees to indemnify and hold harmless the Sub-adviser with respect to any losses related to the failure of any other sub-adviser to the Fund to perform its obligations to the Fund in a manner consistent with the applicable sub-advisory agreement between the Manager and such other sub-adviser, provided that the Manager's liability to the Sub-adviser shall be limited to the extent that the Manager is indemnified by the other sub-adviser and the Manager uses all reasonable efforts to obtain any indemnification that is available to the Manager from the other sub-adviser.

     (c) If any party seeks indemnification under this Agreement (an "indemnified party"), it shall notify the other party (the "indemnifying party") in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to participate at its own expense in the defense of any such claim or action with counsel of its own choosing satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

     8. Services Not Exclusive. It is understood that the services of the Sub-adviser are not exclusive, and that nothing in this Sub-advisory Agreement shall prevent the Sub-adviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Sub-advisory Agreement, interfere in a material manner with the Sub-adviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Sub-adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-adviser recommends the purchase or sale of the same security for the Fund, the Sub-adviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-adviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

     9. Documentation. The Fund shall provide the Sub-adviser with the following documents, as soon as they are available:

          (a) the Trust's registration statement relating to the Fund, and any amendments thereto;

          (b) the Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

          (c) resolutions of the Board of Trustees of the Trust authorizing the
     appointment of                     to serve as Sub-adviser and approving
     this Sub-advisory Agreement;

          (d) the Trust's Notification of Registration on Form N-8A; and

          (e) the Fund's current Prospectus and Statement of Additional Information, and any supplements thereto.

     10. Duration and Termination. This Sub-advisory Agreement shall continue for an initial term of two years from the date set forth above, and shall thereafter continue in effect only so long as continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or "interested persons" of any party to this Agreement, at a meeting called for that purpose, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Sub-advisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by (i) the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, or (ii) the Manager, or
(b) by the Sub-adviser upon thirty (30) days' written notice to the Fund, provided that the Sub-adviser shall continue to be responsible for managing the assets of the Fund for sixty (60) business days after the end of the notice period unless the Fund shall agree in writing to shorten the period. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10(b) shall be without penalty and, further, the compensation schedule set forth in Section 4 hereof shall apply to the service of the Sub-adviser beyond the end of the notice period provided in this Section 10(b). This Sub-advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Advisory Agreement.

     11. Amendments. No provision of this Sub-advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Sub-advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     12. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

    If to the Manager:

     Republic National Bank of New York
     452 Fifth Avenue
     New York, New York 10018
     Attention: Ms. Mary E. Martinez

     If to the Sub-adviser:

     [Name]
     [Address]
     Attention:

     Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

     13.  Miscellaneous.

     (a) This Sub-advisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. Exclusive original jurisdiction to any claim, action or dispute between the parties arising out of this Agreement shall be solely in state or federal district courts sitting in the State of New York.

     (b) The captions of this Sub-advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Sub-advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Sub-advisory Agreement shall not be affected hereby and, to this extent, the provisions of this Sub-advisory Agreement shall be deemed to be severable. Where the effect of a requirement of the federal securities laws reflected in any provision of this Sub-advisory Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

     (d) Nothing herein shall be construed as constituting the Sub-adviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Sub-adviser.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their officers designated below as of                  , 199 .

                                          SUB-ADVISER

                                          By

                                            ------------------------------------
                                            Name:
                                            Title:

                                          REPUBLIC NATIONAL BANK OF
                                          NEW YORK

                                          By

                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT D

              SUMMARY INFORMATION ON REPUBLIC AND THE SUB-ADVISERS

REPUBLIC NATIONAL BANK OF NEW YORK

     Republic, whose principal business address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to each Portfolio pursuant to the Current Management Agreement. Republic also serves as investment adviser to the U.S. Government Money Market Fund, the New York Tax-Free Money Market Fund and the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. The principal business address of Republic New York Corporation is 452 Fifth Avenue, New York, New York 10018. As of June 30, 1997, Republic was the 16th largest commercial bank in the United States measured by deposits.

     Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased.

     Republic's principal executive officers are set forth below. The address of each as it relates to his or her duties at Republic, is the same as that of Republic.

    NAME                                    PRINCIPAL OCCUPATION
    --------------------------------------  --------------------------------------------------
    Walter H. Weiner......................  Chairman of the Board and Chief Executive Officer
    Peter J. Mansbach.....................  Chairman of the Executive Committee
    Kurt Andersen.........................  Vice Chairman of the Board
    Robert A. Cohen.......................  Vice Chairman of the Board
    Cyril S. Dwek.........................  Vice Chairman of the Board
    Ernest Ginsberg.......................  Vice Chairman of the Board
    Nathan Hasson.........................  Vice Chairman of the Board and Treasurer
    Vito S. Portera.......................  Vice Chairman of the Board
    Elias Saal............................  Vice Chairman of the Board
    Dov C. Schlein........................  President
    Paul L. Lee...........................  Executive Vice President
    Thomas F. Robards.....................  Executive Vice President
    George T. Wendler.....................  Vice Chairman of the Board
    Richard C. Spikerman..................  Executive Vice President

MILLER ANDERSON & SHERRED

     Miller Anderson & Sherred ("MAS") is the Sub-Adviser to the Republic Fixed Income Portfolio. MAS has been in the investment advisory business since 1969, and as of September 30, 1997, had in excess of $55.7 billion in assets under management. MAS is a Pennsylvania limited liability partnership with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

     On January 3, 1996, Morgan Stanley Group, Inc. acquired MAS in a transaction in which Morgan Stanley Asset Management Holdings, Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of MAS. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of MAS. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries are engaged in a wide range of financial services.

     MAS's principal executive officers are set forth below. The address of each as it relates to his or her duties at MAS, is the same as that of MAS.

    NAME                                                     PRINCIPAL OCCUPATION
    -------------------------------------------------------  ---------------------------
    Thomas L. Bennett......................................  Executive Committee Member
    Gary G. Schlarbaum.....................................  Executive Committee Member
    Marna C. Whittington...................................  Executive Committee Member
    Richard B. Worley......................................  Executive Committee Member

ALLIANCE CAPITAL MANAGEMENT L.P.

     Alliance Capital Management L.P. ("Alliance") is one of the two Sub-Advisers to the Equity Fund. Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1997 totaling approximately $217 billion. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

     Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignment of beneficial ownership of limited partnership interests of Alliance are publicly traded on the New York Stock Exchange. As of September 30, 1997, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57% of the outstanding units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable, a New York life insurance company. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1996, AXA, a French insurance holding company, owned 59% of the issued and outstanding shares of the common stock of ECI.

     Alliance's principal executive officers are set forth below. The address of each as it relates to his or her duties at Alliance, is the same as that of Alliance.

    NAME                                                   PRINCIPAL OCCUPATION
    ------------------------------------    --------------------------------------------------
    Dave H. Williams....................    Chairman of the Board and Chief Executive Officer
    John D. Carifa......................    President and Chief Operations Officer
    Bruce W. Calvert....................    Vice Chairman and Chief Investment Officer
    Alfred Harrison.....................    Executive Vice President
    David R. Brewer, Jr.................    Senior Vice President, General Counsel and
                                            Secretary
    Robert H. Joseph, Jr................    Senior Vice President and Chief Financial Officer

BRINSON PARTNERS, INC.

     Brinson Partners, Inc. ("Brinson") is one of the two Sub-Advisers to the Equity Fund. Brinson, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. On December 8, 1997, Swiss Bank announced its intention to merge with Union Bank of Switzerland. Subject to shareholder approval, the merger is scheduled to occur during the second quarter of 1998.

     Brinson's principal executive officers are set forth below. The address of each as it relates to his or her duties at Brinson, is the same as that of Brinson.

    NAME                                                 PRINCIPAL OCCUPATION
    -------------------------------    --------------------------------------------------------
    Gary P. Brinson................    President and Managing Partner
    Henry Doorn, Jr................    Treasurer, Chief Financial Officer and Managing Partner
    Samuel W. Anderson.............    Managing Partner
    Richard C. Carr................    Managing Partner
    Jeffrey J. Diermeir............    Managing Partner
    John G. Fencik.................    Managing Partner
    M. Dale Fritz..................    Managing Partner
    Dennis L. Hesse................    Managing Partner
    A. Bert Holaday................    Managing Partner
    Denis S. Karnosky..............    Managing Partner
    Benjamin F. Lenhardt, Jr.......    Managing Partner
    E. Thomas McFarlane............    Managing Partner
    Nicholas C. Rassas.............    Managing Partner

CAPITAL GUARDIAN TRUST COMPANY

     Capital Guardian Trust Company ("CGTC") is the Sub-Adviser to the International Equity Portfolio. CGTC, which was founded in 1968, is a wholly owned subsidiary of The Capital Group Companies, Inc., both of which are located at 333 South Hope Street, Los Angeles, California 90071. As of September 30, 1997, CGTC managed in excess of $70 billion of assets primarily for large institutional clients.

     CGTC's principal executive officers are set forth below. The address of each as it relates to his or her duties at CGTC, is the same as that of CGTC

NAME                                                                 PRINCIPAL OCCUPATION
---------------------------------------------------------    ------------------------------------
David I. Fisher..........................................    Chairman
Robert G. Kirby..........................................    Chairman Emeritus
Robert Ronus.............................................    President
John H. Seiter...........................................    Executive Vice President-Client
                                                             Relations & Marketing
Eugene P. Stein..........................................    Executive Vice President
Michael D. Beckman.......................................    Senior Vice President & Treasurer
Roberta A. Conroy........................................    Senior Vice President & Counsel
William H. Hurt..........................................    Senior Vice President
Nancy J. Kyle............................................    Senior Vice President-International
John R. McIlwraith.......................................    Senior Vice President-International
Theodore R. Samuels......................................    Senior Vice President
Fred R. Betts............................................    Senior Vice President
John B. Emerson..........................................    Senior Vice President
Michael E. Ericksen......................................    Senior Vice President
Richard N. Havas.........................................    Senior Vice President
Frederick M. Hughes, Jr..................................    Senior Vice President
Shelby Notkin............................................    Senior Vice President
Mary M. O'Hern...........................................    Senior Vice President-International
Jeffrey C. Paster........................................    Senior Vice President
Robert V. Pennington.....................................    Senior Vice President
Merlin E. Robertson......................................    Senior Vice President
Robert L. Spare..........................................    Senior Vice President
Philip A. Swan...........................................    Senior Vice President

MFS INSTITUTIONAL ADVISORS, INC.

     MFS Institutional Advisors, Inc. ("MFSI") is the Sub-Adviser to the Small Cap Equity Portfolio. MFSI, together with its parent company, Massachusetts Financial Services Company ("MFS"), is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S.; Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 30, 1997. As of such date, the MFS organization managed approximately $44.2 billion of assets invested in equity securities, approximately $20.1 billion of assets invested in fixed income securities, and $4.1 billion of assets invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

     MFSI's principal executive officers are set forth below. The address of each as it relates to his or her duties at MFSI, is the same as that of MFSI.

NAME                                                               PRINCIPAL OCCUPATION
------------------------------------------------------    ---------------------------------------
Alan K. Brodkin.......................................    Chairman
Thomas J. Cashman, Jr.................................    President and Chief Investment Officer
Leslie J. Nanberg.....................................    Managing Director
Joseph W. Dello Russo.................................    Treasurer
Robert T. Burns.......................................    Secretary

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035


                          PROXY CARD FOR [NAME OF FUND]

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on March 12, 1998 at 10:00 a.m., Eastern time, at the address above.

      The undersigned, revoking previous proxies, hereby appoints Craig C. Rudesill and Frank M. Deutchki, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve the proposed changes to the Fund's fundamental investment restrictions,

      01) Borrowing/Senior Securities, 02) Diversification, 03) Industry Concentration, 04) Lending, 05) Underwriting Securities, 06) Commodities
      07) Real Estate, 08) Margin Purchases, 09) Options, 10) Restricted Securities, 11) Short Sales, 12) Pledging Securities, 13) Investing for Control, 14) Investment Companies, 15) Debt Acquisition, 16) Illiquid Securities, 17) Oil & Gas Interests, 18) Affiliated Investments [ ]

      [  ]  For All     [  ]  Withhold All      [  ] For All Except

      If you do NOT wish to approve a proposed change to the fundamental investment restrictions, please write the number below indicating the change you do NOT want to approve.
                                        --------------

2. To approve new investment advisory contracts with Republic National Bank of New York ("Republic") and related new sub-advisory contracts, authorizing Republic to retain and discharge sub-advisers without the necessity of obtaining shareholder approval, subject to receipt of an exemptive order from the Securities and Exchange Commission (the "SEC").

      [  ]  For         [  ]  Against           [  ]  Abstain


3. In the event the requested exemptive relief is not obtained or the new advisory contracts and sub-advisory contracts are not approved by shareholders, to ratify continuation of the existing investment advisory and sub-advisory contracts.

      [  ]  For         [  ]  Against           [  ]  Abstain


4. To ratify the selection of independent auditors for its current fiscal year.

      [  ]  For         [  ]  Against           [  ]  Abstain


5. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSALS 1 - 4 ABOVE.

                              PLEASE SIGN, DATE AND RETURN PROMPTLY

                              Receipt   of  Notice  of   Special   Meeting  of
                              Shareholders   and  Proxy  Statement  is  hereby
                              acknowledged.




                              -------------------------------------------------
                              Sign here exactly as name(s) appears on account.



                              -------------------------------------------------

                              Dated:  _____________________, 1998

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.


                                       2